SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 1, 2001 (October 31, 2001)
Date of Report (Date of earliest event reported)

SUSA PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Tennessee	001-12403	62-1554135

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer

of incorporation)		Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
PRESS RELEASE

INFORMATION TO BE INCLUDED IN REPORT

     This Form 8-K/A1 is filed to correct typographical errors in the last sentence of the press release attached as Exhibit 99.1 to the initial Form 8-K filed on November 1, 2001.

Item 5. Other Events.

     On Wednesday, October 31, 2001, the Registrant executed the letter agreement with Security Capital Group Incorporated attached as Exhibit 10.1. On Wednesday, October 31, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     a) Financial Statements.

None

     b) Pro Forma Financial Information.

None

     c) Exhibits.

Number	Exhibit

10.1	Letter Agreement with Security Capital Group Incorporated, dated October 31, 2001 (previously filed with Registrant's Form 8-K filed on November 1, 2001)

99.1	Press Release, dated October 31, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUSA PARTNERSHIP, L.P.

	By:	STORAGE USA, INC. General Partner

Date: October 31, 2001	By:	/s/ John W. McConomy John W. McConomy Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Letter Agreement dated October 31, 2001 (previously filed with Registrant's Form 8-K filed on November 1, 2001)

99.1	Press Release dated October 31, 2001